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                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K

            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):   April 8, 1999
                                                          --------------

                           MAXWELL SHOE COMPANY INC.
            (Exact name of registrant as specified in its charter)


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
       Delaware                                0-24026                              04-2599205

(State or Other Jurisdiction of          (Commission File Number)                  (IRS Employer
        Incorporation)                                                            Identification No.)
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
          101 Sprague Street
             P.O. Box 37                                                 02137
       Readville (Boston), MA                                          (Zip Code)
(Address of principal executive offices)
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      Registrant's telephone number, including area code: (617) 364-5090

                                     None
         (Former name or former address, if changed since last report)
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Item 2.            Acquisition or Disposition of Assets.
                   ------------------------------------

     On June 10, 1999, Maxwell Shoe Company Inc. (the "Company") entered into an arm's length agreement (the "Agreement") with Jones Apparel Group, Inc. and Jones Investment Co., Inc. (collectively, "Jones") pursuant to which the Company is selling to Jones, for $25 million in cash payable at the closing (expected to occur in early July 1999), the Company's rights as licensee to manufacture and sell apparel bearing Jones' trademarks. A copy of the Agreement is attached hereto as Exhibit 10.1.

Item 5.            Other Events.
------             ------------

     On April 8, 1999, the Company entered into an agreement to amend its Employment Agreement with Mark J. Cocozza. A copy of such agreement is attached hereto as Exhibit 99.1.

     On April 8, 1999, the Company entered into an agreement to amend its Employment Agreement with James J. Tinagero. A copy of such agreement is attached hereto as Exhibit 99.2.

     On April 8, 1999, the Company entered into a Change of Control Severance Agreement with Richard J. Bakos. A copy of such agreement is attached hereto as
Exhibit 99.3.

Item 7.            Other Events.
------             ------------

     Pursuant to General Instruction F of Form 8-K, the following documents are incorporated by reference herein and attached as exhibits hereto (except as otherwise indicated):

     Exhibits:
     ---------

     10.1 Agreement, dated as of June 10, 1999 by and among the Company, Jones Apparel Group, Inc. and Jones Investment Co., Inc.

     99.1 Agreement to amend Employment Agreement dated as of April 8, 1999 between the Company and Mark J. Cocozza.

     99.2 Agreement to amend Employment Agreement dated as of April 8, 1999 between the Company and James J. Tinagero.

     99.3 Change of Control Severance Agreement dated as of April 8, 1999 between the Company and Richard J. Bakos.

                                       1

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                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 14, 1999       MAXWELL SHOE COMPANY INC.



                              By: /s/ Richard J. Bakos
                                  ------------------------------------------
                                  Richard J. Bakos
                                  Vice President and
                                  Chief Financial Officer


                                       2
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                                 EXHIBIT INDEX


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Exhibit No.     Description

     10.1       Agreement, dated as of June 10, 1999 by and among the Company, Jones
                Apparel Group, Inc. and Jones Investment Co., Inc.

     99.1 Agreement to amend Employment Agreement dated as of April 8, 1999 between the Company and Mark J. Cocozza.

     99.2 Agreement to amend Employment Agreement dated as of April 8, 1999 between the Company and James J. Tinagero.

     99.3 Change of Control Severance Agreement dated as of April 8, 1999 between the Company and Richard J. Bakos.
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